UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): December 16, 2004

                           EUROWEB INTERNATIONAL CORP.
               (Exact name of registrant as specified in charter)

           Delaware                  1-1200                   13-3696015
  (State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

                       1138 Budapest, Vaci ut 141. Hungary
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: +36-1-8897000

       Registrant's telephone number, including area code: (604) 685-8355

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry Into a Material Definitive Agreement
Item 2.01      Completion of Acquisition or Disposition of Assets

On November 29, 2004, Euroweb International Corp. (the "Company") entered into a Shareholding Interest Sale and Purchase and Loan Assignment Agreement (the "Agreement") with Globix Communications Limited, a company registered under the laws of the Isle of Man ("Globix"). Pursuant to the Agreement, the Company sold and, Globix purchased, 100% of the Company's interest in Euroweb Czech Republic, spol ("Euroweb Czech"), a wholly-owned subsidiary of the Company. In addition, the Company assigned to Globix two loans payable by Euroweb Czech to the Company in the aggregate principal amount of US$400,000. The purchase price paid to the Company is US$500,000 in cash. The closing of the sale of Euroweb Czech occurred on December 16, 2004. The Company accounted over US$400,000 profit on the sale of Euroweb Czech. No material relationship exists between the Globix and the Company and/or its affiliates, directors, officers or any associate of an officer or director.

Euroweb Czech provides communications solutions using Internet technologies to business located on the Czech Republic.

Item 9.01      Financial Statements and Exhibits

         (a)   Financial Information of Business Acquired

               Not applicable.

         (b)   Proforma Financial Information

               Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004 (attached hereto following the signature page)

               Unaudited   Pro  Forma   Condensed   Consolidated   Statement  of
               Operations for the Nine Months ended September 30, 2004 (attached hereto following the signature page)

               Unaudited   Pro  Forma   Condensed   Consolidated   Statement  of
               Operations for the Nine Months ended September 30, 2003 (attached hereto following the signature page)

               Unaudited   Pro  Forma   Condensed   Consolidated   Statement  of
               Operations for the Year ended December 31, 2003 (attached hereto following the signature page)

               Unaudited   Pro  Forma   Condensed   Consolidated   Statement  of
               Operations for the Year ended December 31, 2002 (attached hereto following the signature page)

         (c)   Exhibits

         Exhibit No.          Description

         10.1 Shareholding Interest Sale and Purchase and Loan Assignment Agreement by and between Euroweb
                              International Corp. and ETEL Group Limited (incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on December 3, 2003)




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            EUROWEB INTERNATIONAL CORPORATION





                                            By:/s/ CSABA TORO
                                               ---------------
                                               Name:  Csaba Toro
                                               Title: Chief Executive Officer

Date:       December 17, 2004
            Budapest, Hungary

Unaudited Pro Forma Financial Information


The unaudited pro forma condensed consolidated financial information is filed as part of this Current Report on Form 8-K to reflect the disposition by Euroweb International Corporation (the "Company") of its Czech subsidiary Euroweb Czech Republic s.r.o ("Euroweb Czech"). On December 16, 2004, the Company closed the sale of 100% of the outstanding stock of its subsidiary in Czech Republic for $500,000 in cash to Globix Communications Limited (the `Buyer'). The Company has also effectively forgiven $400,000 of loans receivable from Euroweb Czech as a part of this transaction.

The unaudited pro forma condensed consolidated financial information reflects the pro forma impact on the Company's financial position and results of operations of the sale of Euroweb Czech for the historical periods presented. The unaudited condensed consolidated balance sheet is presented as of September 30, 2004, reflecting the historical financial position of the Company with pro forma adjustments to reflect the disposition of Euroweb Czech as if the sale was consummated on that date. The unaudited pro forma condensed consolidated statements of operations are presented for the nine months ended September 30, 2004, 2003 and the year ended December 31, 2003, 2002 reflecting the historical results of operations with pro forma adjustments to reflect the disposition of Euroweb Czech as if the sale was consummated at the beginning of each period presented. Certain management assumptions and adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the disposition had been consummated as of the dates indicated, nor are they necessarily indicative of future operating results or financial position.

Euroweb Czech was a wholly owned subsidiary of the Company. The company believes that the sale of Euroweb Czech meets the criteria for presentation as a discontinued operation under the provisions of Financial Accounting Standards Board No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". Therefore, the historical results of Euroweb Czech will be reported in the Company's consolidated financial statements as a discontinued operation.

                        Euroweb International Corporation
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 2004


                                                                                 Pro Forma
                                                                Historical       adjustment           Pro forma
                                                              ------------      -----------          -----------
                               ASSETS
  Current Assets
    Cash and cash equivalents                                  $ 4,607,608         449,159  (1)      $ 5,056,767
    Trade accounts receivable, net                               3,166,749        (109,642) (2)        3,057,107
    Related party receivables                                    1,439,565                             1,439,565
    Current portion of note receivable                              21,771                                21,771
    Prepaid and other current assets                             2,315,421         (30,848) (2)        2,284,573
                                                              ------------      ----------- ---      -----------
       Total current assets                                     11,551,114         308,669            11,859,783

  Property and equipment, net                                    7,057,793         (32,181) (2)        7,025,612
  Assets under construction                                        435,023               -               435,023
  Intangibles - customer contracts                               2,167,015               -             2,167,015
  Goodwill                                                       5,943,821               -             5,943,821
                                                              ------------      -----------          -----------
       Total assets                                            $27,154,766         276,488           $27,431,254
                                                              ============      ===========          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

  Current Liabilities
    Trade accounts payable                                      $4,079,193         (70,638) (2)       $4,008,555
    Related party payables                                         928,955               -               928,955
    Related party loan payable - short term portion                488,729               -               488,729
    Overdrafts and current portion of bank loans                   435,637               -               435,637
    Current portion of notes payable                             1,053,975               -             1,053,975
    Other current liabilities                                      715,039         (87,535) (2)          627,504
    Accrued expenses                                             2,157,728           4,591  (2)        2,162,319
                                                                                            (3)
    Deferred IRU revenue                                            46,000                                46,000
    Deferred other revenue                                       1,116,985         (11,995) (2)        1,104,990
                                                              ------------      ----------- ---      -----------
       Total current liabilities                                11,022,241        (165,577)           10,856,664
                                                                                -----------

   Non-current portion of deferred IRU revenue                     808,834               -               808,834
   Non-current portion of related party loan payable               733,093               -               733,093
   Non-current portion of bank loans                               711,111               -               711,111
   Non-current portion of notes payable                            181,712               -               181,712
   Non-current portion of lease obligations                        144,605               -               144,605
                                                              ------------                           -----------

       Total liabilities                                        13,601,596        (165,577)           13,436,019

   Stockholders' Equity
   Preferred stock, $.001 par value - Authorized 5,000,000
   shares;
      no shares issued or outstanding                                    -                                     -
   Common stock, $.001 par value - Authorized 35,000,000
   shares;
   Issued and outstanding 5,342,533 and 4,665,332                   24,807               -                24,807
shares    respectively
   Additional paid-in capital                                   50,755,993               -            50,755,993
   Accumulated deficit                                         (36,066,607)        405,410  (4)      (35,661,197)
   Accumulated other comprehensive losses:                         (45,611)         36,655                (8,956)
   Treasury stock -  175,490 common shares, at cost             (1,115,412)              -            (1,115,412)
                                                              ------------      -----------          -----------
       Total stockholders' equity                               13,553,170         442,065            13,995,235
                                                              ------------      -----------          -----------

      Total liabilities and stockholders' equity               $27,154,766        $276,488           $27,431,254
                                                              ============      ===========          ===========

      See notes to unaudited pro forma condensed consolidated balance sheet

                        Euroweb International Corporation
        Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

1) Adjustment to reflect the cash proceeds received upon the sale of Euroweb Czech of $ 500,001 and the elimination of $ 50,842 of cash at Euroweb Czech

2) Adjustment to eliminate assets sold and liabilities assumed upon the sale of Euroweb Czech

3) Pro forma adjustment to reflect the accrual of the estimated direct transaction costs of $10,000 to be paid in connection with the sale of Euroweb Czech

4) Adjustment reflects the estimated pro forma gain on the sale of the Euroweb Czech net of the estimated tax liability (expected to be zero). The gain is net of $400,000 in forgiven loans and release of accumulated deficit. The actual gain may differ as a result of operating results of the Euroweb Czech through the measurement date, disposal and other costs.

                        Euroweb International Corporation
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      Nine months ended September 30, 2004



                                                                                Pro Forma
                                                                Historical      Adjustments            Pro Forma
                                                              ------------      -----------          -----------

Revenues
Third party revenues                                           $19,631,983        (736,844)    (2)    18,895,139
Related party revenues                                           5,533,618               -             5,533,618
                                                              ------------      -----------          -----------
              Total Revenues                                    25,165,601        (736,844)           24,428,757

Cost of revenues
 Third party cost of revenues                                   11,606,917        (461,368)    (2)    11,145,549
 Related party cost of revenues                                  4,454,898               -             4,454,898
                                                              ------------      -----------          -----------
              Total Cost of revenues                            16,061,815        (461,368)           15,600,447
                                                              ------------      -----------          -----------

   Gross profit                                                  9,103,786        (275,476)            8,828,310


Operating expenses
   Compensation and related costs                                3,306,058        (181,216)    (3)     3,124,842
   Consulting and professional fees                              2,158,069         (13,573)    (4)     2,144,496
   Other selling, general and administrative expenses            2,836,855         (97,219)    (5)     2,739,636
   Depreciation and amortization                                 1,466,329         (23,726)    (7)     1,442,603
                                                              ------------      -----------          -----------
       Total operating expenses                                  9,767,311        (315,734)            9,451,577

Loss from operations                                              (663,525)         40,258              (623,267)


Net loss per share, basic and diluted                                 (.13)                                 (.13)

Weighted average number of shares outstanding, basic and         4,948,753                     (8)     4,948,753
diluted


 See notes to unaudited pro forma condensed consolidated statements of operations

                                       7

                        Euroweb International Corporation
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      Nine months ended September 30, 2003



                                                                Historical      Pro Forma
                                                                 Restated       Adjustments            Pro Forma
                                                                    1)
                                                              ------------      -----------          -----------
Revenues
Third party revenues                                           $13,191,279        (894,315)    (2)    12,296,964
Related party revenues                                           3,990,294               -             3,990,294
                                                              ------------      -----------          -----------
              Total Revenues                                    17,181,573        (894,315)           16,287,258

Cost of revenues
 Third party cost of revenues                                    6,764,310        (513,473)    (2)     6,250,837
 Related party cost of revenues                                  4,126,802               -             4,126,802
                                                              ------------      -----------          -----------
              Total Cost of revenues                            10,891,112        (513,473)           10,377,639
                                                              ------------      -----------          -----------
   Gross profit                                                  6,290,461        (380,842)            5,909,619


Operating expenses
   Compensation and related costs                                2,418,226        (264,877)    (3)     2,153,349
   Consulting and professional fees                              1,299,616         (19,473)    (4)     1,280,143
   Other selling, general and administrative expenses            1,963,853        (182,098)    (5)     1,781,755
   Depreciation and amortization                                 1,301,017         (62,210)    (7)     1,238,807
                                                              ------------      -----------          -----------
       Total operating expenses                                  6,982,712        (528,658)            6,454,054

Loss from operations                                              (692,251)        147,816              (544,435)


Loss from operations per share, basic and diluted                     (.15)                                 (.12)

Weighted average number of shares outstanding, basic and         4,665,332                    (8)      4,665,332
diluted

See notes to unaudited pro forma condensed consolidated statements of operations

                        Euroweb International Corporation
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Year ended December 31, 2003


                                                                Historical
                                                                 Restated       Pro Forma
                                                                 (Note 1)       Adjustment             Pro Forma
                                                              ------------      -----------          -----------
Revenues
Third party revenues                                          $ 17,540,011      (1,163,662)    (2)  $ 16,376,349
Related party revenues                                           5,740,709                             5,740,709
                                                              ------------      -----------          -----------
                                                                                         -
              Total Revenues                                    23,280,720      (1,163,662)           22,117,058

Cost of revenues
 Third party cost of revenues                                    8,827,513        (671,677)    (2)     8,155,836
 Related party cost of revenues                                  5,796,350                             5,796,350
                                                              ------------      -----------          -----------
                                                                                         -
              Total Cost of revenues                            14,623,863        (671,677)           13,952,186
                                                              ------------      -----------          -----------
   Gross profit                                                  8,656,857        (491,985)            8,164,872
                                                                                -----------

Operating expenses
   Compensation and related costs                                3,173,720        (358,852)    (3)     2,814,868
   Severance to officers                                                 -               -                     -
   Consulting, professional and directors fees                   2,135,056         (60,491)    (4)     2,074,565
   Other selling, general and administrative
expenses                                                         2,723,011        (194,330)    (5)     2,528,681
   Goodwill impairment                                             980,538         (92,581)    (6)       887,957
   Impairment of intangibles                                       100,364               -               100,364
   Depreciation and amortization                                 1,727,796         (91,663)    (7)     1,636,133
                                                              ------------                           -----------
               Total operating expenses                         10,840,485        (797,917)           10,042,568
                                                              ------------      -----------          -----------

Loss from operations                                            (2,183,628)        305,932             1,877,696)


Loss from operations per share, basic                                (0.47)                                (0.40)

Weighted average number of shares outstanding                    4,665,332                     (8)     4,665,332

See notes to unaudited pro forma condensed consolidated statements of operations

                        Euroweb International Corporation
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Year ended December 31, 2002




                                                                Historical      Pro Forma
                                                                 Restated       Adjustment            Pro Forma
                                                                 (Note 1)
                                                              ------------      -----------          -----------
Revenues
Third party revenues                                          $ 14,495,646      (1,415,541)    (2)  $ 13,080,105
Related party revenues                                           4,981,774                             4,981,774
                                                              ------------      -----------          -----------
                                                                                         -
              Total Revenues                                    19,477,420      (1,415,541)           18,061,879

Cost of revenues
 Third party cost of revenues                                    7,490,713        (713,422)    (2)     6,777,291
 Related party cost of revenues                                  4,226,778                             4,226,778
                                                              ------------      -----------          -----------
                                                                                         -
              Total Cost of revenues                            11,717,491        (713,422)           11,004,069
                                                              ------------      -----------          -----------
   Gross profit                                                  7,759,929        (702,119)            7,057,810
                                                                                -----------

Operating expenses
   Compensation and related costs                                3,309,788        (325,450)    (3)     2,984,338
   Severance to officers                                         2,020,832               -             2,020,832
   Consulting, professional and directors fees                   1,558,864         (79,431)    (4)     1,479,433
   Other selling, general and administrative
expenses                                                         2,846,094        (169,171)    (5)     2,676,923
   Goodwill impairment                                           2,930,271        (746,000)    (6)     2,184,271
   Impairment of intangibles                                       448,500               -               448,500
   Depreciation and amortization                                 1,702,239         (88,312)    (7)     1,613,927
                                                              ------------      -----------          -----------
               Total operating expenses                         14,816,588      (1,408,364)           13,408,224
                                                              ------------      -----------          -----------

Loss from operations                                            (7,056,659)        706,245            (6,350,414)


Loss from operations per share, basic                                (1.51)                                (1.36)

Weighted average number of shares outstanding                    4,665,332                     (8)     4,665,332


 See notes to unaudited pro forma condensed consolidated statements of operations

                        Euroweb International Corporation
  Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1) On February 12, 2004, the Company entered into a Share Purchase Agreement with a related party, PanTel Rt. ("Pantel") to acquire the remaining 51% of Euroweb Hungary. shares that the Company did not already own. Pantel's majority shareholder is also KPN. As this was a transaction between entities under common control, the transaction was recorded in a manner similar to a pooling-of-interest, and accordingly the historical consolidated financial statements have been restated to include results of operations of Euroweb Hungary for all periods presented.

2) Adjustment to reflect the elimination of the Euroweb Czech revenues and costs of goods sold,

3) Adjustment to reflect the elimination of salary and related costs related to the Euroweb Czech operation.

4) Adjustment to reflect the elimination of consulting, professional and directors fees costs related to the Euroweb Czech operation.

5) Adjustment to reflect the elimination of selling, general and administrative costs related to the Euroweb Czech operation.

6) Adjustment to reflect the elimination of goodwill impairment attributed to Euroweb Czech

7) Adjustment to reflect the elimination of depreciation charge attributed to Euroweb Czech

8) The change in the weighted average number of shares outstanding from December 31, 2003 to September 30, 8) 2004 relates to the issuance of 677,201 common shares in connection with the acquisition of Elender Rt. in June 2004.